    As filed with the Securities and Exchange Commission on October 14, 1999

                                                               File No. 333-

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--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                --------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                --------------
                                LTX Corporation
             (Exact name of Registrant as specified in its charter)
             MASSACHUSETTS                             04-2594045
 (State or other jurisdiction of      (I.R.S. Employer Identification No.)
          organization)
                                    LTX Park
                               University Avenue
                         Westwood, Massachusetts 02090
                                 (781) 461-1000
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                --------------

                                DAVID G. TACELLI
                   Vice President and Chief Financial Officer
                                LTX Corporation
                                    LTX Park
                               University Avenue
                         Westwood, Massachusetts 02090
                                 (781) 461-1000
  (Address, including zip code, and telephone number, including area code, of agent for service)

                                --------------
                        Copies of all communications to:
     MICHAEL P. O'BRIEN, ESQ.              GORDON H. HAYES, JR., ESQ.
         Bingham Dana LLP                Testa, Hurwitz & Thibeault, LLP
        150 Federal Street                       125 High Street
   Boston, Massachusetts 02110             Boston, Massachusetts 02110
        Approximate date of commencement of proposed sale to the public:
   As soon as practicable after this Registration Statement becomes effective

  If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, check the following box. [_]
  If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [_]
  If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of earlier effective registration statement for the same offering. [X] 333-86769
  If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                                --------------

                        CALCULATION OF REGISTRATION FEE
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--------------------------------------------------------------------------------

                                          Proposed       Proposed
                                          Maximum        Maximum
 Title of  Securities      Amount to   Offering Price   Aggregate       Amount of
    to be Registered     be Registered   Per Share*   Offering Price Registration Fee
-------------------------------------------------------------------------------------
Common Stock, par value     805,000
 $.05 per share........     shares         $13.63      $10,972,150        $3,050
-------------------------------------------------------------------------------------

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*  Estimated solely for the purpose of determining the registration fee.
   Calculated in accordance with Rule 457(c), based on the offering of up to 805,000 shares, including 105,000 shares that the underwriters have an option to purchase from the Registrant to cover over-allotments, at a purchase price of $13.625 per share, which is the average of the high and low prices reported on the Nasdaq National Market on October 11, 1999. 5,405,000 shares were registered under Registration Statement No. 333-86769, for which a filing fee of $19,158 was made.

                                --------------

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

  This Registration Statement is being filed with respect to the registration of additional shares of the common stock, $.05 par value per share, of LTX Corporation, a Massachusetts corporation, for an offering pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the earlier effective registration statement (Registration No. 333-86769) are incorporated in this Registration Statement by reference.

  The required opinions and consents are listed on an Exhibit Index attached hereto and filed herewith.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Westwood and Commonwealth of Massachusetts on the 14th day of October, 1999.

                                          LTX Corporation

                                              /s/ David G. Tacelli
                                          By: _________________________________
                                                      David G. Tacelli
                                                  Chief Financial Officer
                                                     and Vice President

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

              Signature                          Title                   Date
              ---------                          -----                   ----
                  *                    Chief Executive Officer,    October 14, 1999
______________________________________  President and Director
           Roger W. Blethen             (Principal Executive
                                        Officer)
         /s/ David G. Tacelli          Chief Financial Officer     October 14, 1999
______________________________________  (Principal Financial &
           David G. Tacelli             Accounting Officer)
                  *                    Chairman of the Board       October 14, 1999
______________________________________
          Samuel Rubinovitz
                  *                    Director                    October 14, 1999
______________________________________
          Robert J. Boehlke
                  *                    Director                    October 14, 1999
______________________________________
            Jacques Bouyer
                  *                    Director                    October 14, 1999
______________________________________
         Stephen M. Jennings
                  *                    Director                    October 14, 1999
______________________________________
            Roger J. Maggs
                  *                    Director                    October 14, 1999
______________________________________
           Robert E. Moore

      /s/ David G. Tacelli
*By: ____________________________
       David G. Tacelli
       Attorney-in-Fact

                                 EXHIBIT INDEX

   5.1  Opinion of Bingham Dana LLP
  23.1  Consent of Arthur Andersen LLP
  23.2  Consent of Bingham Dana LLP (included in Exhibit 5.1)
  24.1 Power of Attorney (included in signature page to Registration Statement No. 333-86769 on Form S-3 filed September 9, 1999)